0688d

                                                                    Exhibit 10b.


                   LINE OF CREDIT AND REIMBURSEMENT AGREEMENT
                   ------------------------------------------


        This LINE OF CREDIT AND REIMBURSEMENT AGREEMENT ("Agreement") is made as of the 24 day of November, 1986 by and between MARRIOTT CORPORATION, a Delaware corporation ("Marriott") MARRIOTT HANOVER HOTEL CORPORATION (the "General Partner") and HANOVER MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership").

                              PRELIMINARY STATEMENT

        Subsequent to or concurrent with the entering into of this Agreement, the Partnership intends to further amend the Limited Partnership Agreement under which it is organized, such amended and restated partnership agreement to be in the form of Exhibit C to that certain Private Offering Memorandum dated October 23, 1986 (said partnership agreement as so amended to hereafter be referred to as the "Partnership Agreement").

        Simultaneously with the entering into of this Agreement, the Partnership has entered into that First Mortgage, Security Agreement, Financing Statement and Fixture Filing of even date herewith (the "Loan Agreement") with the National Bank of Canada (the "Lender") pursuant to which the Lender has agreed to loan the Partnership $36.5 million to provide permanent financing for the Hanover Marriott Hotel (the "Hotel"). In order to induce the Lender to provide the financing under the Loan Agreement, Marriott and the General Partner have entered into (i) a debt service guarantee of even date herewith (the "Debt Service Guarantee") pursuant to which Marriott and the General Partner have agreed to advance funds to the Partnership in an amount up to $3.5 million to enable the Partnership to pay debt service on the loan provided pursuant to the Loan Agreement and (ii) a foreclosure guarantee of even date herewith (the "Foreclosure Guarantee") pursuant to which the General Partner has guaranteed an amount not exceeding $10 million of principal upon a foreclosure on the Hotel by the Lender. In addition, from time to time, Marriott and/or the General Partner may advance funds to the Partnership to meet liabilities or obligations of the Partnership.

        The Hotel will be operated by Marriott Hotel Services, Inc., a wholly owned subsidiary of Marriott, pursuant to an amended and restated operating lease dated as of July 29, 1986 (the "Operating Lease").

        This Agreement is being entered into for the purpose of evidencing the obligation of Marriott and the General Partner to make the advances enumerated in section 1 hereof and of the Partnership to repay Marriott and the General Partner the principal amount of any advances to the Partnership under the Debt Service Guarantee and Foreclosure Guarantee and other advances to meet the obligations and liabilities of the Partnership, said advances to accrue interest as hereafter provided. The mutual obligations hereunder will provide consideration to the entering into of this Agreement and of the Debt Service Guarantee and the Foreclosure Guarantee.

        NOW, THEREFORE, the parties hereby agree as follows:


                                    AGREEMENT

1.      Obligation to Make Advances
        ---------------------------

        Marriott and the General Partner agree to advance to the Partnership $3.5 million, on a revolving basis, to pay debt service under the Loan Agreement. Advances shall be made hereunder at such time as funds of the Partnership from day to day operations of the Hotel or funds otherwise available to the Partnership are insufficient to fulfill the Partnership's obligations under the Loan Agreement and the promissory note thereunder.

2.      Repayment of Advances under the Debt Service Guarantee and Foreclosure
        ----------------------------------------------------------------------
Guarantee
---------

        Any advances by Marriott and/or the General Partner to the Partnership under the Debt Service Guarantee or Foreclosure Guarantee shall constitute indebtedness owing to Marriott and/or the General Partner. Such indebtedness shall bear interest at one percentage point in excess of the prime rate of interest announced from time-to-time by Bankers Trust Company, New York, New York. Unless sooner paid as permitted by Section

6 of this Agreement, such indebtedness and any accrued interest thereon shall mature and be due and payable on November 15th, 1993 (the "Maturity Date") and will be paid in accordance with Section 5.06 of the Partnership Agreement. Advances under the Debt Service Guarantee may be secured by a mortgage on the Hotel junior to the mortgage provided pursuant to the Loan Agreement. At the request of Marriott or the General Partner, the Partnership will execute and deliver one or more promissory notes to further evidence any indebtedness owing to Marriott or the General Partner hereunder. Any such promissory note shall be in the form of Exhibit A hereto.

3.      Repayment of Other Advances
        ---------------------------

        Any advances by Marriott, the General Partner or any of their affiliates to the Partnership to meet any liabilities or obligations of the Partnership, other than obligations under the Debt Service Guarantee and Foreclosure Guarantee which are to be repaid pursuant to Section 2 above, shall be deemed loans to the Partnership and shall accrue interest per annum at one percentage point in excess of the Prime Rate payable in arrears on the first day of each of the Partnership's fiscal quarters and such amounts shall be due and payable upon that date which is the fifth anniversary of the date on which such advances were made; provided, however, that any and all such advances shall be paid (i) prior to distributions to partners (the "Partners") of the Partnership out of the Partnership's Cash Available for Distribution (as defined in the Partnership

Agreement) to the Partners, (ii) upon liquidation of the Partnership, or (iii) upon the sale of the Hotel and the receipt by the Partnership of the proceeds of such sale.

4.      Subordination
        -------------

        Payment of any indebtedness owing to Marriott and/or the General Partner pursuant to Section 2 or Section 3 of this Agreement shall be subject and subordinate to and shall be paid only after payment of "Indebtedness" as defined in the Loan Agreement. Except as provided in the prior sentence, the indebtedness owing to Marriott and/or the General Partner hereunder shall rank pari passu with all other indebtedness or obligations of the Partnership to third parties.

5.      Security
        --------

        At the request of Marriott or the General Partner and if permitted under the terms of the Loan Agreement, the Partnership will execute and deliver a mortgage or deed of trust on the Hotel securing the payment of any indebtedness hereunder. Any such mortgage or deed of trust shall conform to the requirements of the Loan Agreement or any loan agreement pursuant to a refinancing of indebtedness owing by the Partnership pursuant to the Loan Agreement. The Partnership shall not be required to execute or deliver such mortgage or deed of trust if (i) prohibited by the terms of the Loan Agreement or other collateral instrument securing the financing provided by the Lender thereunder, or (ii) prohibited by the terms of any instrument evidencing or securing indebtedness incurred to refinance any indebtedness owing by Partnership pursuant to the Loan Agreement. Marriott and the General Partner further agree to subordinate any lien or security interest they may have pursuant to this Section 5 to the lien or security interest of the Lender under the Loan Agreement or any lender under a refinancing of the Loan Agreement.

6.      Optional Prepayment
        -------------------

        Partnership may at any time prior to the Maturity Date repay any indebtedness owing hereunder plus any accrued interest thereon at any time without penalty or premium of any kind.

7.      Exculpation
        -----------

        No Partner shall have any personal liability with respect to the indebtedness owing to Marriott and/or the General Partner hereunder. Marriott and the General Partner agree to look solely to the assets of the Partnership or to any security provided by the Partnership as the sole source of repayment hereunder.

8.      Compliance with Loan Agreement
        ------------------------------

        The Partnership agrees to faithfully abide by the provisions of the Loan Agreement and to make prompt payment of any and all amounts due the Lender.

9.      Default
        -------

        In the event the Partnership is in default of any of its obligations hereunder, unless such default is cured within thirty (30) days after written notice thereof or within such longer period as may reasonably be required to effect a cure in the case of a non-monetary default, or in the event the Partnership defaults on its obligations under the Loan Agreement in consequence of which the maturity of any indebtedness thereunder is accelerated, Marriott and the General Partner shall, in any of such events, have the right to accelerate the maturity of any indebtedness owing to it hereunder and upon such acceleration the indebtedness hereunder shall be immediately due and payable. As long as the mortgage under the Loan Agreement is in force, Marriott shall have no right to cause a foreclosure on the Hotel, or exercise any other remedy, because of a default under this Agreement.

10.     Loan Agreement
        --------------

        For so long as the Loan Agreement remains in place, this Agreement shall not be amended, rescinded or terminated without the consent of the Lender.

11.     Governing Law
        -------------

        This Agreement shall be governed by and construed under the laws of the State of New York, without regard to principles of conflicts of laws thereof which might refer such interpretations to the laws of another jurisdiction.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.


                                  MARRIOTT CORPORATION


                                  By: /s/ David N. Chichester
                                     -----------------------------
                                                    Vice President

                                  MARRIOTT HANOVER HOTEL
                                  CORPORATION


                                  By: /s/ David N. Chichester
                                     -----------------------------
                                                    Vice President

                                  HANOVER MARRIOTT LIMITED
                                  PARTNERSHIP

                                  By: Marriott Hanover Hotel
                                      Corporation as general
                                       partner

                                  By: /s/ David N. Chichester
                                     -----------------------------
                                                    Vice President

                                                                    Exhibit A
                                 PROMISSORY NOTE
                                 ---------------

$                                                                        , 19
 ---------------------                                -------------------    --

        For value received, HANOVER MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership (the "Payor"), hereby promises to pay to the order of MARRIOTT CORPORATION or MARRIOTT HANOVER HOTEL CORPORATION (the "Payees"), on November 15, 1993 or such earlier maturity date as is provided in the Agreement hereinafter referred to, at the Payees' offices at 10400 Fernwood Road, Bethesda, Maryland, in lawful money of the United States, the principal amount of $3.5 million, or, if less than such principal amount, the aggregate unpaid principal amount of all advances made by the Payees to Payor pursuant to the Agreement hereinafter referred to and outstanding hereunder as shown on the schedule attached hereto and the Payor further promises to pay interest at said office, in like money, from the date hereof on the principal amount owing hereunder from time to time, at the borrowing rate provided for in Section 2 of the Line of Credit and Reimbursement Agreement (the "Agreement") dated as of November __, 1986, between the Payor and the Payees. Interest and principal shall be payable at the times stated in the Agreement, at maturity (whether by acceleration or otherwise) and upon any prepayment hereon (to the extent thereof).

        This Note is the Note referred to in the Agreement and is entitled to the benefits thereof. No partner of the Payor shall have individual liability with respect to the indebtedness owing to the Payees hereunder. Payees agree to look solely to the assets of the Payor as the sole source of repayment hereunder.

        In case an event of default shall occur and be continuing under the Agreement and not be cured within applicable grace periods, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement, presentment, demand, protest or notice of any kind being expressly waived.

        This Note and the rights and obligations of the Payor and the Payees shall be construed in accordance with and governed by the laws of the State of New York.

                               HANOVER MARRIOTT LIMITED
                               PARTNERSHIP

                               By: Marriott Hanover Hotel
                                   Corporation as general
                                    partner


                               ----------------------------------
                                          Vice President

                          SCHEDULE TO PROMISSORY NOTE

                        Loans and Payments of Principal
                        -------------------------------

                                      Amount of          Balance
                      Amount          Principal         Remaining     Notation
Date                 Deferred           Paid             Unpaid       Made By
----                 --------         ---------         ---------     --------